UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2019

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Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

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Arkansas	000-51904	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

719 Harkrider, Suite 100

Conway, Arkansas 72032

(Address of Principal Executive Offices) (Zip Code)

(501) 339-2929

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On November 5, 2019, C. Randall Sims announced his retirement as Vice Chairman, Chief Executive Officer and President of Home BancShares, Inc. (“we” or the “Company”), Executive Chairman of the Company’s bank subsidiary, Centennial Bank, and director of the Company and Centennial Bank. The Company would like to thank Mr. Sims for his over 20 years of dedicated service to the Company and to Centennial Bank and for his numerous contributions to the Company’s and Centennial Bank’s growth and success during these years. We wish him well in his retirement.

          On November 7, 2019, the Company’s Board of Directors (the “Board”) appointed the Company’s Chairman, John W. Allison, to serve as President and Chief Executive Officer of the Company and named Jack E. Engelkes, a current director of the Company, to serve as Vice-Chairman of the Board of the Company in addition to his current role as Chairman of the Audit Committee. In addition, Tracy M. French, Chief Executive Officer and President of Centennial Bank, has been named Chairman of Centennial Bank. Mr. French will retain his current responsibilities as Chief Executive Officer and President of Centennial Bank. These appointments are effective as of November 7, 2019.

Item 7.01. Regulation FD Disclosure.

          On November 7, 2019, the Company issued a press release announcing the retirement of Mr. Sims and related management changes at the Company and Centennial Bank. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits

99.1	Press Release: Home BancShares, Inc. Names Jack Engelkes Vice Chairman of Home BancShares and Tracy French Executive Chairman of Centennial Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date: November 7, 2019	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer